UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 16, 2008

UNITED RENTALS, INC.
UNITED RENTALS (NORTH AMERICA), INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	06-1493538
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

Five Greenwich Office Park
Greenwich, CT		06831
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (203) 622-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 16, 2008, the Board of Directors of United Rentals, Inc. (the “Company”), based on the recommendation and approval of its Compensation Committee, approved the amendment and restatement of the following Company benefit plans in order to address, before year-end, the documentation requirements of Section 409A of the Internal Revenue Code (“Section 409A”):

(1)   Deferred Compensation Plan
(2)   Deferred Compensation Plan for Directors
(3)   Restricted Stock Unit Deferral Plan
(4)   Annual Incentive Compensation Plan
(5)   Long-Term Incentive Plan

These plans, as amended and restated, are attached hereto as Exhibits 10.1 through 10.5, respectively.

The amendments primarily clarify and modify the dates on which certain types of benefits are provided, in order to comply with Section 409A. Where applicable, the amendments require that payments due to a “specified employee” (as such term is defined under Section 409A) upon separation from service must be delayed until the earlier of death or the expiration of a period of six months, among other revisions made to comply with Section 409A. In addition, the Deferred Compensation Plan for Directors was amended to eliminate the ability of directors to have deferred fees credited and receive 120% of their value as restricted stock units vesting over time.

In addition, on December 19, 2008, the Compensation Committee of the Board of Directors of the Company approved a form of amendment for the employment agreements of its executive officers, also to address the documentation requirements of Section 409A. The form of amendment (which will vary slightly from officer to officer depending upon the specific wording and section numbering of their agreements) is attached hereto as Exhibit 10.6. It primarily sets a fixed date for the commencement of any required severance payments and timing parameters for the execution of a release where required.

None of the foregoing amendments results in an increase in benefits for any plan participants or covered executives.

The foregoing description of amendments is qualified in its entirety by reference to the plans (and form of amendment) themselves, which are filed herewith as Exhibits 10.1 through 10.6.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	Deferred Compensation Plan
10.2	Deferred Compensation Plan for Directors
10.3	Restricted Stock Unit Deferral Plan
10.4	Annual Incentive Compensation Plan
10.5	Long-Term Incentive Plan
10.6	Form of Amendment to Executive Officer Employment Agreement

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2008	UNITED RENTALS, INC.

	By:	/s/ Roger E. Schwed

Name: Roger E. Schwed
Title: General Counsel

UNITED RENTALS (NORTH AMERICA), INC.

	By:	/s/ Roger E. Schwed

Name: Roger E. Schwed
Title: General Counsel